UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2008

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12201 Technology Boulevard, Suite 150

Austin, Texas  78727

(Address of principal executive offices)

(512) 527-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 18, 2008, the Board of Directors of Valence Technology, Inc. (the “Company”) approved the Fourth Amended and Restated Bylaws of the Company.  The Third Amended and Restated Bylaws of the Company were amended and restated in order to specifically incorporate and provide for amendments with respect to the following matters:

•                  the issuance of securities that are not represented by physical certificates;

•                  to allow for electronic notice of certain events related to Board and stockholder matters; and

•                  to add a designation for and specify the general duties of a Chief Executive Officer.

A copy of the Fourth Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 hereto and its terms are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 3.1                                          Fourth Amended and Restated Bylaws of Valence Technology, Inc., as adopted January 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: January 22, 2008
	By:	/s/ Roger Williams
Roger Williams
Assistant Secretary